May 14, 2018

Dreyfus U.S. Mortgage Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supplements the information contained in the fund's Summary Prospectus and Prospectus:

The portfolio managers for Dreyfus U.S. Mortgage Fund (the "Fund") currently are employees of The Dreyfus Corporation ("Dreyfus"), the Fund's investment adviser, and Amherst Capital Management LLC ("Amherst Capital"), an affiliate of Dreyfus, and manage the Fund in their capacity as employees of Dreyfus.  Amherst Capital is an indirect, majority-owned subsidiary of The Bank of New York Mellon Corporation ("BNY Mellon"), the parent company of Dreyfus.  BNY Mellon has announced that it intends to sell all of its indirect equity interest in Amherst Capital (the "Transaction") to Amherst Holdings LLC ("Amherst Holdings").  The Transaction is expected to close within 90 days and is subject to customary closing conditions.

As a result of the Transaction, the Fund's portfolio managers will become employees of Amherst Capital only and will no longer be able to manage the Fund in their capacity as employees of Dreyfus.  To enable the Fund's portfolio managers to provide day-to-day management of the Fund's investments as employees of Amherst Capital after the closing date of the Transaction (the "Closing Date"), the Board for the Fund approved an interim sub-investment advisory agreement (the "Interim Sub-Advisory Agreement") between Dreyfus, on behalf of the Fund, and Amherst Capital, effective as of the Closing Date, which does not require shareholder approval, and a sub-investment advisory agreement (the "Sub-Advisory Agreement") between Dreyfus, on behalf of the Fund, and Amherst Capital, which requires approval by a majority of the Fund's outstanding voting securities before it can go into effect.  The Interim Sub-Advisory Agreement will expire upon the earlier of 150 days after the Closing Date or upon shareholder approval of the Sub-Advisory Agreement.  Therefore, the Board has called a Special Meeting of Shareholders to seek shareholder approval of the Sub-Advisory Agreement in order to provide continuity of portfolio management for the Fund.  The Special Meeting of Shareholders is scheduled to be held on July 31, 2018.

There will be no increase in the advisory fee payable by the Fund to Dreyfus as a consequence of the Transaction and the sub-advisory fee payable to Amherst Capital under the Interim Sub-Advisory Agreement and the Sub-Advisory Agreement will be payable by Dreyfus, not the Fund.  The Fund's investment strategy, management policies and portfolio managers will not change in connection with the implementation of either the Interim Sub-Advisory Agreement or the Sub-Advisory Agreement.

As sub-adviser to the Fund, Amherst Capital, subject to Dreyfus' supervision, will provide day-to-day management of the Fund's investments.  Amherst Capital, located at 444 Madison Avenue, 19th Floor, New York, New York 10022, is a registered investment adviser specializing in U.S. mortgage and real estate investment strategies.  Amherst Capital was established in 2014 as an indirect, majority-owned subsidiary of BNY Mellon through a strategic partnership between BNY Mellon and Amherst Holdings.  As of December 31, 2017, Amherst Capital had responsibility for managing approximately $6 billion in assets.  As of the Closing Date, Amherst Capital will become a subsidiary of Amherst Holdings, a data, analytic and research focused financial services holding company with expertise in the real estate, mortgage and related structured finance markets.

This document is not a solicitation of any proxy.  A proxy statement further describing the Transaction and the Sub-Advisory Agreement and requesting that shareholders vote to approve the Sub-Advisory Agreement will be mailed to shareholders of record after the Closing Date.  Please read the proxy materials carefully when they are available because they contain important information about Amherst Capital, the Transaction and the Sub-Advisory Agreement.